UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2024

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QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3551 Seventh Street

Moline, Illinois 61265

(Address of Principal Executive Offices) (Zip Code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of James R. Batten and Amy L. Reasner to the Board of Directors

On August 21, 2024, upon the recommendation of the Nomination and Governance Committee, the board of directors (the “Board”) of QCR Holdings, Inc. (“QCR Holdings”) increased the number of directors constituting the Board from 11 to 13 to include an additional Class I director and an additional Class II director and appointed James R. Batten and Amy L. Reasner to fill the resultant vacancies, with such appointments effective August 21, 2024.

Mr. Batten is appointed as a Class I director of the Company. As with other Class I directors, Mr. Batten’s initial term will expire at the 2027 annual meeting of shareholders. Mr. Batten is appointed to the Audit and Risk Oversight Committees of the Board.

Ms. Reasner is appointed as a Class II director of the Company. As with other Class II directors, Ms. Reasner’s initial term will expire at the 2025 annual meeting of shareholders. Ms. Reasner is appointed to the Compensation and Nomination and Governance Committees of the Board.

Mr. Batten and Ms. Reasner will be entitled to receive compensation consistent with the previously disclosed arrangements for non-employee directors as described in QCR Holdings’ proxy statement for its 2024 annual meeting of stockholders filed on April 8, 2024. Neither Mr. Batten nor Ms. Reasner are parties to any transaction, or series of transactions, with QCR Holdings required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Batten or Ms. Reasner and any other person pursuant to which Mr. Batten or Ms. Resner were selected as directors

Item 8.01. Other Events.

On August 21, 2024, the Company declared a cash dividend of $0.06 per share of its common stock. The dividend is payable on October 2, 2024 to stockholders of record on September 13, 2024.

On August 23, 2024, the Company issued a press release announcing the appointments of Mr. Batten and Ms. Reasner and the declaration of the cash dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated August 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: August 23, 2024	By:	/s/ Todd A. Gipple
Todd A. Gipple
President and Chief Financial Officer